EARNING PER SHARE	3 Months Ended
Sep. 30, 2023
EARNING PER SHARE
EARNING PER SHARE

8.   EARNING PER SHARE

The numerators and denominators used in the calculation of basic EPS and diluted EPS are presented below:

	09/30/2023	09/30/2022
Numerator
(Loss) profit for the period (basic EPS)	(4,591,634)	498,297
(Loss) profit for the period (diluted EPS)	(4,591,634)	498,297
Denominator
Weighted average number of shares (basic EPS)	62,846,690	60,537,110
Weighted average number of shares (diluted EPS)	62,846,690	61,736,679

Basic (loss) profit attributable to ordinary equity holders of the parent	(0.0731)	0.0082
Diluted (loss) profit attributable to ordinary equity holders of the parent	(0.0731)	0.0081

For the three-month period ended September 30, 2023 diluted EPS was equal to basic EPS as the effect of potential ordinary shares would be antidilutive.

For the three-month period ended September 30, 2022, diluted earnings per share was calculated by adjusting the weighted average number of shares outstanding to assume conversion of all dilutive potential shares. The Group had two categories of dilutive potential shares, share-based incentives and the convertible notes.

The stock options were included in the diluted EPS calculation for the period ended September 30, 2022 only for the tranches in which the average market price of ordinary shares during the periods was higher than the assumed proceeds per option.

Convertible notes outstanding were not included in the diluted EPS calculations for the period ended September 30, 2022 because the interest (net of tax and other changes in income or expense) per ordinary share obtainable on conversion exceeds basic earnings per share.